UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09613

Name of Fund: Legg Mason Investment Trust, Inc.
Address of Principal Executive Offices: 100 Light Street, Baltimore, MD 21202

Name and address of agent for service:

Richard M. Wachterman, Esq.
Legg Mason Wood Walker, Incorporated
100 Light Street
Baltimore, MD 21202

Registrant’s telephone number, including area code: (410) 539-0000

Date of fiscal year end: December 31, 2004

Date of reporting period: December 31, 2004

Item 1 — Report to Shareholders

Annual Report to Shareholders

Legg Mason
Opportunity Trust

December 31, 2004

Annual Report to Shareholders

To Our Shareholders,

   We are pleased to provide you with Legg Mason Opportunity Trust’s annual report for the year ended December 31, 2004.

   The following table summarizes key statistics for the respective classes of the Fund, along with some comparative indices, as of December 31, 2004. For more information about the differences between the Fund share classes included in this report, contact your Legg Mason Financial Advisor.

Total ReturnsA

	3 Months	12 Months

Opportunity Trust
Primary Class	+17.47%	+13.80%
Financial Intermediary	+17.65%	N/A
Institutional Class	+17.67%	+15.02%
Dow Jones Industrial AverageB	+7.59%	+5.31%
S&P 500 Stock Composite IndexC	+9.23%	+10.88%
Value Line IndexD	+12.62%	+11.52%

   Ernst & Young LLP, the Fund’s independent registered public accounting firm, has completed its annual examination of the Fund, and audited financial statements for the fiscal year ended December 31, 2004, are included in this report.

   Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis through a program we call Future First. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or Legg Mason accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases during market downswings, when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your Legg Mason Financial Advisor will be happy to help you establish a Future First dollar cost averaging account should you wish to do so.

Sincerely,

Mark R. Fetting President

January 28, 2005

A	Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance.

B	A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis. It is not possible to invest in an index.

C	A market capitalization-weighted index, including reinvestment of dividends and capital gain distributions, that is generally considered representative of the U.S. Stock Market.

D	Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small- capitalization companies.

N/A – Not applicable.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Legg Mason Opportunity Trust

   Average annual total returns for the Fund for various periods ended December 31, 2004, are presented below, along with those of some comparative indices:

Fourth
	Quarter	One	Five	Since
	2004	Year	Years	InceptionA

Opportunity Trust
Primary Class	+17.47%	+13.80%	+10.11%	+10.10%
Financial Intermediary Class	+17.65%	N/A	N/A	+11.43%
Institutional Class	+17.67%	+15.02%	N/A	+11.29%
Dow Jones Industrial AverageB	+7.59%	+5.31%	+0.65%	+0.65%
S&P 500 Stock Composite IndexC	+9.23%	+10.88%	-2.30%	-2.30%
Value Line IndexD	+12.62%	+11.52%	-1.27%	-1.27%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Financial Intermediary and Institutional Classes please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

   In 2004 the S&P 500 rose 10.88%, finishing in positive territory for the second year in a row. The Federal Reserve gradually increased interest rates from 1.00% to 2.25% over the course of 2004. We believe interest rates will continue to rise, but will not prevent the market from doing the same. During the first half of 2004 news of improving corporate profits battled against negative geopolitical-macroeconomic stories. The third quarter faced a series of concerns, including Iraq, oil prices, the election, interest rates, inflation, slowing growth, and terrorism. In mid-August the market began a rally which carried through the

A	The Fund’s Primary Class inception date is December 30, 1999. The Financial Intermediary Class inception date is February 13, 2004. The Institutional Class inception date is June 26, 2000. Index returns are for periods beginning December 31, 1999. It is not possible to invest in an index.

B	A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.

C	A market capitalization-weighted index, including reinvestment of dividends and capital gains distributions, that is generally considered representative of the U.S. stock market.

D	Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small- capitalization companies.

Annual Report to Shareholders

end of the year, accelerating in the fourth quarter due to the elimination of election uncertainties and the transition of earning emphasis toward positive trajectory likely for 2005 and even 2006. The economy is growing corporate profits are at record levels, as are cash flows, as is return on equity, as is cash on corporate balance sheets.

   The Opportunity Trust outperformed its benchmark for the fiscal year ended December 31, 2004, with an average annual return of 13.80% versus 10.88% for the S&P 500. Dissecting the Fund’s performance on a quarterly basis, as shown below, reveals that the Fund outperformed its benchmark in all but the third quarter, with exceptionally strong performance in the fourth quarter. After shorting a combination of exchange-traded funds and individual securities in the summer of 2003 to reduce volatility, the Fund unfortunately covered those positions prior to the market’s decline of 3.31% in July.

Opportunity Trust
2004	Primary Class	S&P 500

First quarter	+3.70%	+1.69%
Second quarter	+3.57%	+1.72%
Third quarter	-9.80%	-1.87%
Fourth quarter	+17.47%	+9.23%

   The Fund’s Internet and catalog retail holdings, Amazon.com, Inc.,InterActiveCorp, and Netflix, Inc.A, performed poorly as a group, returning -15.8%, -18.6%, and -54.9%, respectively during 2004. Internet software and services companies Yahoo! and VeriSign both contributed positively to the Fund’s performance, posting yearly gains of 67.4% and 106.1%, respectively.

NetFlix, Inc.	April 6, 2004
Sepracor	February 10, 2004
UTStarcom	April 6, 2004

   Other strong performers during the year include Pinnacle Entertainment, Inc., up 112%, and SepracorA, up 148.1%. NII Holdings, Inc. also boosted the Fund’s performance, up 90.7% for 2004. Significant detractors to Fund performance included Level 3 Communications, down 40.5%, and UTStarcomA, down 40.2%.

A	These securities were not held by the Fund for the entire year. Performance for each is measured from its first purchase date through December 31, 2004.

Annual Report to Shareholders

Management’s Discussion of Fund   Performance — (Continued)

   The Fund added thirteen new positions in 2004: Gol Linhas Aeraes Inteligentes, AT&T, Career Education Corp., Freeport-McMoRan Copper & Gold, MedImmune, Netflix, Nextel Communications, RCN Corporation, Ryland Group, Sepracor, Sina Corporation, UTStarcom, and Shopping.com. The Fund eliminated fourteen positions in 2004: Acxiom, Aon Corporation, CIT Group, Davis Partners Fund I LLP, The Interpublic Group of Companies, LifePoint Hospitals, Republic Services, Unisys Corp, Washington Mutual, Shopping.com, and the aforementioned short positions in Biotech HOLDRS Trust, Nasdaq-100 Index Tracking Stock, Genentech, Imclone Systems, and Intel.

Bill Miller, CFA

February 18, 2005

Expense Example

Legg Mason Opportunity Trust

   As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on July 1, 2004 and held through December 31, 2004.

Actual Expenses

   The first line for each class in the table on the next page provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

   The second line for each class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.

Annual Report to Shareholders

	Beginning	Ending	Expenses PaidA
	Account	Account	During the	Annualized
	Value	Value	Period	Expense
	7/1/04	12/31/04	7/1/04 to 12/31/04	Ratio

Primary Class:
Actual	$1,000.00	$1,059.50	$9.71	1.87%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.78	$9.50	1.87%

Financial Intermediary Class:
Actual	$1,000.00	$1,063.60	$5.88	1.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.51	$5.75	1.13%

Institutional Class:
Actual	$1,000.00	$1,064.80	$4.37	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.97	$4.28	0.84%

A	These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amount shown as “Expenses Paid” is equal to the annualized expense ratio multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (184) and divided by 365.

Annual Report to Shareholders

Performance Information

Legg Mason Opportunity Trust

   The following graphs compare the Fund’s total returns to the S&P 500 Stock Composite Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and a $1,000,000 investment in the Institutional Class for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing the index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses.

   Due to the limited operating history of the Financial Intermediary Class, a performance graph is not presented. The Financial Intermediary Class, which began operations on February 13, 2004, had a total return of 11.43% for the period ended December 31, 2004.
   Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results. No adjustments have been made for any income taxes payable by shareholders.

Annual Report to Shareholders

Growth of a $10,000 Investment — Primary Class

For Periods Ended December 31, 2004

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+13.80%	+13.80%
Five Years	+61.83%	+10.11%
Life of Class*	+61.83%	+10.10%
*Inception date: December 30, 1999

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for periods beginning December 31, 1999.

Annual Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Institutional Class

For Periods Ended December 31, 2004

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+15.02%	+15.02%
Three Years	+66.53%	+18.53%
Life of Class*	+62.10%	+11.29%
*Inception date: June 26, 2000

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning June 30, 2000.

Annual Report to Shareholders

Portfolio Composition (As of December 31, 2004)

(As a percentage of net assets)

Top Ten Holdings (As of December 31, 2004)

% of
Security	Net Assets

Tyco International Ltd.	7.4%
Amazon.com, Inc.	7.0%
AmeriCredit Corp	6.5%
InterActiveCorp	5.4%
NII Holdings Inc.	4.5%
Providian Financial Corporation	4.0%
Sepracor Inc.	3.9%
VeriSign, Inc.	3.7%
XM Satellite Radio Holdings Inc.	3.3%
Level 3 Communications, Inc.	2.9%

Annual Report to Shareholders

Performance Information — Continued

Selected Portfolio Performance C

Strongest performers for the year ended December 31, 2004D

1.	Pinnacle Entertainment, Inc.	+112.2%
2.	VeriSign, Inc.	+106.1%
3.	Pentair, Inc.	+93.4%
4.	NII Holdings Inc.	+90.7%
5.	Yahoo! Inc.	+67.4%
6.	AmeriCredit Corp.	+53.5%
7.	The AES Corporation	+44.8%
8.	Netease.com Inc. – ADR	+43.3%
9.	XM Satellite Radio Holdings Inc.	+43.1%
10.	Providian Financial Corporation	+41.5%

Weakest performers for the year ended December 31, 2004D

1.	Level 3 Communications, Inc.	-40.5%
2.	InterActiveCorp	-18.6%
3.	Cincinnati Bell Inc.	-17.8%
4.	Amazon.com, Inc.	-15.8%
5.	Omnicare, Inc.	-14.1%
6.	JetBlue Airwarys Corporation	-12.4%
7.	Cott Corporation	-11.7%
8.	Friedman, Billings, Ramsey Group, Inc.	-9.7%
9.	WebMD Corporation	-9.2%
10.	Level 3 Communications, Inc., 9.125%, due 5/1/08	-4.4%

Portfolio Changes

Securities added during the 4th quarter 2004

AT&T Corp.
MCI Inc.
Nextel Communications, Inc.

Securities sold during the 4th quarter 2004

Acxiom Corporation

C	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
D	Securities held for the entire year.

Annual Report to Shareholders

Portfolio of Investments

Legg Mason Opportunity Trust
December 31, 2004

(Amounts in Thousands)

	Shares/Par	Value

Common Stock and Equity Interests — 95.3%
Consumer Discretionary — 21.0%
Hotels, Restaurants and Leisure — 0.9%
Pinnacle Entertainment, Inc.	1,800	$35,604	A

Household Durables — 1.1%
The Ryland Group, Inc.	800	46,032

Internet and Catalog Retail — 14.4%
Amazon.com, Inc.	6,500	287,885	A
InterActiveCorp	8,000	220,960	A
Netflix Inc.	7,000	86,310	A,B

		595,155

Media — 4.6%
Gemstar-TV Guide International, Inc.	8,800	52,096	A
XM Satellite Radio Holdings Inc.	3,600	135,432	A

		187,528

Consumer Staples — 1.5%
Beverages — 1.5%
Cott Corporation	2,500	61,825	A

Financials — 16.3%
Capital Markets — 3.2%
Ameritrade Holding Corporation	2,500	35,550	A
Friedman, Billings, Ramsey Group, Inc.	3,700	71,743
Janus Capital Group Inc.	1,500	25,215

		132,508

Consumer Finance — 10.5%
AmeriCredit Corp.	11,000	268,950	A,B
Providian Financial Corporation	10,000	164,700	A

		433,650

Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Opportunity Trust — Continued

	Shares/Par	Value

Diversified Financials — 1.1%
Fieldstone Investment Corporation	2,667	$46,006	B,C

Insurance — 1.5%
UnumProvident Corporation	3,300	59,202

Health Care — 8.2%
Biotechnology — 1.8%
MedImmune, Inc.	2,700	73,197	A

Health Care Providers and Services — 2.5%
Omnicare, Inc.	2,000	69,240
WebMD Corporation	4,150	33,864	A

		103,104

Pharmaceuticals — 3.9%
Sepracor Inc.	2,700	160,299	A

Industrials — 14.8%
Airlines — 1.5%
Gol – Linhas Aereas Inteligentes S.A. – ADR	618	19,686	A
JetBlue Airways Corporation	1,900	44,118	A

		63,804

Commercial Services and Supplies — 4.0%
Career Education Corporation	2,000	80,000	A
Cendant Corporation	3,700	86,506

		166,506

Industrial Conglomerates — 7.4%
Tyco International Ltd.	8,500	303,790

Annual Report to Shareholders

	Shares/Par	Value

Machinery — 1.9%
Pentair, Inc.	1,800	$78,408

Information Technology — 13.3%
Communications Equipment — 2.3%
UTStarcom, Inc.	4,300	95,245	A

Internet Software and Services — 9.5%
Netease.com Inc. – ADR	2,000	105,660	A
SINA Corp.	1,800	57,708	A
VeriSign, Inc.	4,500	150,840	A
Yahoo! Inc.	2,000	75,360	A

		389,568

Software — 1.5%
Computer Associates International, Inc.	2,000	62,120

Limited Partnerships — 2.6%
Arience Capital Partners I, LP	50,000	69,145	A,D
Hygrove Capital Fund	15,000	17,130	A,D
Omega Capital Partners Limited	15,000	21,774	A,D

		108,049

Materials — 1.4%
Metals and Mining — 1.4%
Freeport-McMoRan Copper & Gold, Inc.	1,500	57,345

Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Opportunity Trust — Continued

	Shares/Par	Value

Telecommunication Services — 13.6%
Diversified Telecommunication Services — 7.5%
AT&T Corp.	2,600	$49,556
Cincinnati Bell Inc.	2,633	10,926	A
Level 3 Communications, Inc.	35,000	118,650	A,B
MCI Inc.	5,600	112,896
RCN Corporation	684	15,727	A

		307,755

Wireless Telecommunication Services — 6.1%
Nextel Communications, Inc.	2,300	69,000	A
NII Holdings Inc.	3,900	185,055	A,B

		254,055

Utilities — 2.6%
Multi-Utilities and Unregulated Power — 2.6%
The AES Corporation	8,000	109,360	A

Total Common Stock and Equity Interests (Identified Cost — $2,551,252)		3,930,115

Corporate and Other Bonds — 2.5%
Level 3 Communications, Inc., 9.125%, due 5/1/08	$121,000	105,270	B

Total Corporate and Other Bonds (Identified Cost — $83,078)		105,270

Annual Report to Shareholders

	Shares/Par	Value

Repurchase Agreements — 2.2%
Bank of America 2%, dated 12/31/04, to be repurchased at $45,011 on 1/3/05 (Collateral: $41,495 Fannie Mae notes, 6%, due 5/15/11, value $46,058)	$45,003	$45,003
Goldman, Sachs & Company 2.18%, dated 12/31/04, to be repurchased at $45,012 on 1/3/05 (Collateral: $44,073 Fannie Mae mortgage-backed securities, 6%, due 11/1/34, value $46,122)	45,004	45,004

Total Repurchase Agreements (Identified Cost — $90,007)		90,007

Total Investments — 100.0% (Identified Cost — $2,724,337)		4,125,392
Other Assets Less Liabilities — N.M.		(1,574)

Net Assets — 100.0%		$4,123,818

A	Non-income producing.

B	Affiliated Company — As defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At December 31, 2004, the total market value of Affiliated Companies was $810,241, and the identified cost was $598,919. See Note 4, Transactions with Affiliated Companies.

C	Rule 144a Security — A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. This security represents 1.1% of net assets.

D	Investment in a limited partnership organized under the laws of the State of Delaware. Each investment is subject to withdrawal restrictions under its partnership agreement, and is illiquid and valued at fair value under procedures adopted by the Board of Directors. These securities represent 2.6% of net assets.

	Acquisition Date	Cost

Arience Capital Partners I, LP	March 2003	$50,000
Hygrove Capital Fund	May 2002	15,000
Omega Capital Partners Limited	June 2002/August 2004	15,000

[Additional columns below]

[Continued from above table, first column(s) repeated]

Value

Arience Capital Partners I, LP	$69,145
Hygrove Capital Fund	17,130
Omega Capital Partners Limited	21,774

N.M. – Not meaningful.

ADR – American Depository Receipt.

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Legg Mason Opportunity Trust

December 31, 2004
(Amounts in Thousands)

Assets:

Investment securities at market value (identified cost – $2,634,330):
Affiliated	$810,241
Non-affiliated	3,225,144
Short-term securities at value (identified cost – $90,007)	90,007

Total investments		$4,125,392

Receivable for:
Securities sold		668
Fund shares sold		8,091
Dividend and interest income		6,009

		4,140,160

Liabilities:

Payable for:
Securities purchased	4,033
Fund shares repurchased	6,399
Due to manager	2,481
Due to distributor	2,990
Accrued expenses	439

		16,342

Net Assets		$4,123,818

Net assets consist of:

Accumulated paid-in-capital applicable to:
229,608 Primary Class shares outstanding	$2,567,083
21,154 Financial Intermediary Class shares outstanding	318,188
12,287 Institutional Class shares outstanding	152,404
Undistributed net investment income/(loss)	867
Accumulated net realized gain/(loss) on investments	(315,779)
Unrealized appreciation/(depreciation) of investments	1,401,055

Net Assets		$4,123,818

Net Asset Value Per Share:

Primary Class		$15.67

Financial Intermediary Class		$15.73

Institutional Class		$15.78

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Legg Mason Opportunity Trust

For the Year Ended December 31, 2004
(Amounts in Thousands)

Investment Income:

Dividends:
Affiliated companies	$2,907
Other dividends	12,585

Interest:
Affiliated companies	22,059
Other interest	2,054

Total income			$39,605

Expenses:

Investment advisory fee	24,555

Distribution and service fees:
Primary Class	30,748
Financial Intermediary Class	66
Audit and legal fees	191
Custodian fee	402
Directors’ fees and expenses	39
Dividend expense on short positions	80
Interest expense	620
Registration expense	186
Reports to shareholders	292

Transfer agent and shareholder servicing expense:
Primary Class	1,691
Financial Intermediary Class	14
Institutional Class	24
Other expenses	127

	59,035
Less: Compensating balance credits	(6	)B

Total expenses, net of compensating balance credits			59,029

Net Investment Income/(Loss)			(19,424)

Net Realized and Unrealized Gain/(Loss) on Investments and Securities Sold Short:

Net realized gain/(loss) on:
Investments	47,311	A,C
Securities sold short	(183,703)

			(136,392)
Change in unrealized appreciation/ (depreciation) of investments			619,386

Net Realized and Unrealized Gain/(Loss) on Investments			482,994

Change in Net Assets Resulting From Operations			$463,570

A	Includes $49,968 of net realized loss on the sale of shares of Affiliated Companies.

B	See Note 1, Compensating Balance Credits, in the notes to financial statements.
C	See Note 1, Commission Recapture, in the notes to financial statements.

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Legg Mason Opportunity Trust

(Amounts in Thousands)

	For the Years Ended

	12/31/04	12/31/03

Change in Net Assets:

Net investment income/(loss)	$(19,424)	$619
Net realized gain/(loss) on investments and securities sold short	(136,392)	47,930

Change in unrealized appreciation/ (depreciation) of investments	619,386	981,998

Change in net assets resulting from operations	463,570	1,030,547

Distributions to shareholders:

From net investment income:
Primary Class	—	(9,813)
Financial Intermediary Class	(23)	N/A
Institutional Class	(306)	(1,166)

Change in net assets from Fund share transactions:
Primary Class	413,798	352,573
Financial Intermediary Class	317,979	N/A
Institutional Class	64,533	47,231

Change in net assets	1,259,551	1,419,372

Beginning of year	2,864,267	1,444,895

End of year	$4,123,818	$2,864,267

Undistributed net investment income/(loss)	$867	$370

N/A – Not applicable.

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Legg Mason Opportunity Trust

   Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

Primary Class:

	Years Ended December 31,

	2004	2003	2002	2001		2000

Net asset value, beginning of year	$13.77	$8.23	$9.80	$9.65		$10.00

Investment operations
Net investment income/(loss)	(.09)	(.01)	.09	.04	A	.04
Net realized and unrealized gain/(loss) on investments	1.99	5.60	(1.61)	.15	A	(.21)

Total from investment operations	1.90	5.59	(1.52)	.19		(.17)

Distributions
From net investment income	—	(.05)	(.05)	(.04)		(.04)
From net realized gain on investments	—	—	—	—		(.14)

Total distributions	—	(.05)	(.05)	(.04)		(.18)

Net asset value, end of year	$15.67	$13.77	$8.23	$9.80		$9.65

Ratios/supplemental data
Total return	13.80%	67.95%	(15.52)%	1.94%		(1.68)%
Expenses to average net assets	1.87%	1.90%	1.94%	1.89%		1.98%
Net investment income/(loss) to average net assets	(.66)%	—	.99%	.45	%A	.63%
Portfolio turnover rate	13.3%	27.3%	44.4%	59.6%		25.9%
Net assets, end of year (in thousands)	$3,597,267	$2,759,299	$1,413,372	$1,717,283		$1,115,626

A	As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing discount and premium on debt securities. The effect of this adoption for the year ended December 31, 2001, was an increase in net investment income per share of $.07, a decrease in net realized and unrealized gain/(loss) per share of $.07, and an increase in the ratio of net investment income/(loss) to average net assets from (.38)% to .45%. Per share data and ratios for the periods prior to January 1, 2001, have not been restated to reflect this change in accounting.

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights — Continued

Financial Intermediary Class:

	Period Ended

	December 31, 2004B

Net asset value, beginning of period	$14.15

Investment operations:
Net investment income/(loss)	.05
Net realized and unrealized gain/(loss) on investments	1.56

Total from investment operations	1.61

Distributions:
From net investment income	(.03)
From net realized gain on investments	—

Total distributions	(.03)

Net asset value, end of period	$15.73

Ratios/supplemental data:
Total return	11.43	%C
Expenses to average net assets	1.13	%D
Net investment income/(loss) to average net assets	1.03	%D
Portfolio turnover rate	13.3%
Net assets, end of period (in thousands)	$332,678

B	For the period February 13, 2004 (commencement of operations) to December 31, 2004.

C	Not annualized.

D	Annualized.

See notes to financial statements.

Annual Report to Shareholders

Institutional Class:

	Years Ended December 31,

	2004	2003	2002	2001		2000E

Net asset value, beginning of year	$13.75	$8.21	$9.78	$9.63		$10.45

Investment operations:
Net investment income/(loss)	.08	.06	.18	.12F		.03
Net realized and unrealized gain/(loss) on investments	1.98	5.64	(1.60)	.15F		(.59)

Total from investment operations	2.06	5.70	(1.42)	.27		(.56)

Distributions:
From net investment income	(.03)	(.16)	(.15)	(.12)		(.12)
From net realized gain on investments	—	—	—	—		(.14)

Total distributions	(.03)	(.16)	(.15)	(.12)		(.26)

Net asset value, end of year	$15.78	$13.75	$8.21	$9.78		$9.63

Ratios/supplemental data:
Total return	15.02%	69.49%	(14.58)%	2.88%		(5.38	)% C
Expenses to average net assets	.84%	.87%	.91%	.87%		.91	%D
Net investment income/(loss) to average net assets	.40%	.98%	2.05%	1.45	% F	.92	%D
Portfolio turnover rate	13.3%	27.3%	44.4%	59.6%		25.9%
Net assets, end of year (in thousands)	$193,873	$104,968	$31,523	$30,995		$12,816

E	For the period June 26, 2000 (commencement of operations) to December 31, 2000.
F	As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing discount and premium on debt securities. The effect of this adoption for the year ended December 31, 2001, was an increase in net investment income per share of $.07, a decrease in net realized and unrealized gain/(loss) per share of $.07, and an increase in the ratio of net investment income/(loss) to average net assets from .62% to 1.45%. Per share data and ratios for the periods prior to January 1, 2001, have not been restated to reflect this change in accounting.

See notes to financial statements.

Annual Report to Shareholders

Notes to Financial Statements

Legg Mason Opportunity Trust

(Amounts in Thousands)

1. Organization and Significant Accounting Policies:

   The Legg Mason Investment Trust, Inc. (“Corporation”), consisting of the Legg Mason Opportunity Trust (“Fund”), was organized on October 8, 1999, and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, non-diversified investment company.
   The Fund offers three classes of shares: Primary Class, Financial Intermediary Class, and Institutional Class. The income and expenses of the Fund are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged on Primary and Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.
   Preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation

   Equity securities traded on national securities exchanges are valued at the last quoted sales price, except securities traded on the Nasdaq Stock Market, Inc. (“NASDAQ”) which are valued in accordance with the NASDAQ Official Closing Price. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Fixed income securities for which market quotations are readily available are valued at current market value.
   The Fund’s securities are valued on the basis of available market quotations or, lacking such quotations, at fair value as determined under policies approved by the Board of Directors. The Fund may use fair value pricing instead of market quotations to value one or more securities if the Fund believes that, because of special circumstances, doing so would more accurately reflect the prices the Fund would expect to realize on the current sale of those securities. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. All fair valued securities are identified on the portfolio of investments.

Security Transactions

   Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

Annual Report to Shareholders

   For the year ended December 31, 2004, security transactions (excluding short-term investments) were:

Purchases	Proceeds From Sales

$1,072,897	$426,142

Foreign Currency Translation

   Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

   The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the fund seeks to assert its rights. The Fund’s investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Commission Recapture

   The Fund has entered into an agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included with realized gain/(loss) on investment transactions. During the year ended December 31, 2004, these payments amounted to $292.

Annual Report to Shareholders

Notes to Financial Statements — Continued

Investment Income and Distributions to Shareholders

   Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Distributions from net investment income, if available, are determined at the class level and paid annually. Distributions from net realized gains, which are calculated at the Fund level, are declared and paid annually in June. An additional distribution may be made in December, to the extent necessary in order to comply with Federal excise tax requirements.

Compensating Balance Credits

   The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. For the year ended December 31, 2004, the Fund earned compensating balance credits of $6.

Short Sales

   The Fund is authorized to engage in short-selling, which obligates the Fund to replace the security borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash and/or liquid securities sufficient to cover its short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date.

Illiquid and Restricted Securities

   The Fund may invest up to 15% of its net assets in illiquid and restricted securities. Securities are deemed “illiquid” if they cannot be disposed of within seven days for approximately the price at which the Fund values the security. Restricted securities are subject to legal or contractual restrictions on resale. These securities may be sold only in privately negotiated transactions, unless the security is subsequently registered or exempt from registration. Illiquid securities are valued at fair value under procedures established by and under the general supervision of the Board of Directors. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted and/or illiquid securities are denoted on the portfolio of investments.

Other

   In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent

Annual Report to Shareholders

upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Federal Income Taxes:

   No provision for federal income or excise taxes has been made since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders. Because federal income tax regulations differ from U.S. generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Additionally, net short-term realized gains and gains/(losses) on foreign currency transactions are treated as “ordinary income” for tax purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.
   Distributions during the years ended December 31, 2004 and 2003 were characterized as follows for tax purposes:

	For the Years Ended
	December 31,

	2004	2003

Ordinary income	$329	$10,979

Total distributions	$329	$10,979

   The tax basis components of net assets at December 31, 2004 were:

Unrealized appreciation	$1,488,721
Unrealized depreciation	(97,171)

Net unrealized appreciation/(depreciation)	1,391,550
Capital loss carryforwards	(287,289)
Post-October loss and other loss deferrals	(18,118)
Paid-in capital	3,037,675

Net assets	$4,123,818

   The difference between book and tax basis unrealized appreciation is primarily due to tax adjustments to the cost basis of limited partnership investments and the tax deferral of wash sales.

   The Fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. For the year ended December 31,

Annual Report to Shareholders

Notes to Financial Statements — Continued

2004, the Fund did not utilize capital loss carryforwards. Unused capital loss carryforwards for federal income tax purposes at December 31, 2004 were:

Expiration Date	Amount

2010	$177,152
2012	110,137

   Post-October losses represent net realized losses between November 1 and December 31 that, pursuant to federal income tax regulations applicable to investment companies, the Fund has elected to treat as occurring on the first day of the following year.

   For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2004, the Fund recorded the following reclassifications, which relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income	$20,250
Accumulated net realized gain/(loss)	(25)
Paid-in capital	(20,225)

   At December 31, 2004, the cost of investments for federal income tax purposes was $2,733,842.

3. Transactions With Affiliates:

   The Fund has an investment management agreement with LMM, LLC (“LMM”). For its services to the Fund, LMM receives a management fee, calculated daily and payable monthly, at annual rates of the Fund’s average daily net assets. Under the terms of the investment management agreement, LMM has agreed to waive its fees in any month to the extent the Fund’s expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month certain annual rates of average daily net assets until April 30, 2005.
   The following charts summarize the management fees and expense limitations for the Fund:

Management Fees

Management	Asset
Fee	Breakpoint

1.00%	$0 - $100 million
0.75%	in excess of $100 million

Annual Report to Shareholders

Expense Limitations

Expense
Class	Limitation

Primary	1.99%
Financial Intermediary	1.24%
Institutional	0.99%

   Legg Mason Funds Management, Inc. (“LMFM”) serves as investment adviser to the Fund under an investment advisory agreement with LMM. For LMFM’s services to the Fund, LMM (not the Fund) pays LMFM a fee, calculated daily and payable monthly, at an annual rate of 0.10% of the average daily net assets of the Fund up to $100 million and 0.05% of the average daily net assets of the Fund in excess of $100 million.

   Legg Mason Fund Adviser, Inc. (“LMFA”) serves as administrator to the Fund under an administrative services agreement with LMM. For LMFA’s services to the Fund, LMM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. LMFA has agreed to waive indefinitely all fees payable to it under the agreement.
   Legg Mason Wood Walker, Incorporated (“Legg Mason”), a member of the New York Stock Exchange, serves as distributor of the Fund. Legg Mason receives an annual distribution fee and/or an annual service fee, based on the Fund’s Primary and Financial Intermediary Classes’ average daily net assets, computed daily and payable monthly as follows:

	Distribution	Service
	Fee	Fee

Primary Class	0.75%	0.25%
Financial Intermediary Class	N/A	0.25%

   The Fund paid $343 in brokerage commissions to Legg Mason for the year ended December 31, 2004.

   LM Funds Services, Inc. (“LMFS”), a registered transfer agent, has an agreement with the Fund’s transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid LMFS $556 for the year ended December 31, 2004.
   LMM, LMFM, LMFA, Legg Mason and LMFS are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

Annual Report to Shareholders

Notes to Financial Statements — Continued

4. Transactions With Affiliated Companies:

   An Affiliated Company is a company in which the Fund has ownership of at least 5% of the company’s voting securities. Transactions during the period in securities of companies which are or were affiliated are as follows:

	Affiliate	Purchased		Sold		Dividend/
	Value at					Interest	Value at	Realized
	12/31/03	Cost	Shares	Cost	Shares	Income	12/31/04	Gain/(Loss)

AmeriCredit Corp.	$176,823	$—	—	$2,668	100	$—	$268,950	$(774)
Cincinnati Bell Inc.	75,467	—	—	98,895	12,311	—	—	(52,831)
Fieldstone Investment Corporation A	—	—	—	—	—	2,907	46,006	—
Level 3 Communication, Inc.	335,567	249	76	21,900	29,000	22,059	223,920	3,637
Netflix Inc.	—	158,725	7,000	—	—	—	86,310	—
NII Holdings Inc.	97,019	—	—	—	—	—	185,055	—
Pinnacle Entertainment, Inc.B	16,412	432	39	—	—	—	—	—

	$701,288	$159,406		$123,463		$24,966	$810,241	$(49,968)

5. Line of Credit:

   The Fund, along with certain other Legg Mason Funds, participates in a $400 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the year ended December 31, 2004.
   The Fund may borrow for investment purposes, also known as “leveraging,” from a separate $200 million line of credit (“Leveraging Credit Agreement”). Leverage is the ability to get a return on a capital base that is larger than the Fund’s net assets. Use of leverage can magnify the effects of changes in the value of the Fund’s investments and makes such investments more volatile. Leveraging could cause investors to lose more money in adverse environments. Borrowings under the Leveraging Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin.
   For the year ended December 31, 2004, the Fund had average daily borrowings from the Leveraging Credit Agreement of $50 million over 174 days at an average annual interest rate of 2.56%. However, there were no borrowings outstanding as of December 31, 2004.

A	Prior to 2004, this security did not have affiliate status because the Fund owned less than 5% of the company’s voting securities.

B	The company is no longer an affiliated company.

Annual Report to Shareholders

6. Fund Share Transactions:

   At December 31, 2004, there were 500,000, 100,000 and 100,000 shares authorized at $0.001 par value for the Primary, Financial Intermediary and Institutional Classes, respectively, of the Fund. Share transactions were:

			Financial
	Primary Class		Intermediary Class	Institutional Class

	Years Ended		Period Ended	Years Ended
	12/31/04	12/31/03	12/31/2004C	12/31/04	12/31/03

Shares
Sold	55,269	55,404	22,196	5,684	4,645
Reinvestment of Distributions	—	733	2	22	89
Repurchased	(26,098)	(27,414)	(1,044)	(1,052)	(942)

Net Change	29,171	28,723	21,154	4,654	3,792

Amount
Sold	$775,369	$627,547	$332,552	$79,009	$56,394
Reinvestment of Distributions	—	9,631	23	306	1,166
Repurchased	(361,571)	(284,605)	(14,596)	(14,782)	(10,329)

Net Change	$413,798	$352,573	$317,979	$64,533	$47,231

C	For the period February 13, 2004 (commencement of operations) to December 31, 2004.

Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Legg Mason Investment Trust, Inc.

   We have audited the accompanying statement of assets and liabilities of Legg Mason Opportunity Trust (the sole series of Legg Mason Investment Trust, Inc.) (the “Trust”) as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Legg Mason Opportunity Trust series of Legg Mason Investment Trust, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 11, 2005

Annual Report to Shareholders

Directors and Officers

   The table below provides information about each of the Corporation’s directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, c/o Legal and Compliance Department, 23rd Floor, Baltimore, Maryland 21202.

Name, Position(s) and	Number of Legg Mason
Year First Elected	Funds Overseen and	Principal Occupation(s)
With Fund, and Age	Other Directorships	During the Past Five Years

INDEPENDENT DIRECTORS:A

Hearn, Ruby P. Director since 2004 B Age 64	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	Senior Vice President Emerita of The Robert Wood Johnson Foundation since 2001. Formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996-2001).

Lehman, Arnold L. Director since 1999 B Age 60	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	Director of The Brooklyn Museum of Art since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979-1997).

Masters, Robin J.W. Director since 2002 B Age 49	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	Retired. Director of Bermuda SMARTRISK (non-profit) since 2001. Formerly: Chief Investment Officer of ACE Limited (insurance) (1986-2000).

McGovern, Jill E. Director since 1999 B Age 60	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	Chief Executive Officer of The Marrow Foundation since 1993. Formerly: Executive Director of the Baltimore International Festival (1991-1993); Senior Assistant to the President of The Johns Hopkins University (1986-1990).

Mehlman, Arthur S. Director since 2002 B Age 62	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios); Trustee of The Royce Family of Funds (consisting of 21 portfolios); Director of Municipal Mortgage & Equity, LLC.	Retired. Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation and University of Maryland College Park Foundation (non-profits). Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).

O’Brien, G. Peter Director since 1999 B Age 59	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios); Trustee of The Royce Family of Funds (consisting of 21 portfolios); Director of Renaissance Capital Greenwich Funds; and Director of Technology Investment Capital Corp.	Trustee of Colgate University; President of Hill House, Inc. (residential home care). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).

Rowan, S. Ford Director since 2002 B Age 61	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	Consultant, Rowan & Blewitt Inc. (management consulting); Chairman, National Center for Critical Incident Analysis, National Defense University, since 2004; Director of Santa Fe Institute (scientific research institute) since 1999; Director of Annapolis Center for Science-Based Public Policy since 1995.

Annual Report to Shareholders

Directors and Officers — Continued

Name, Position(s) and	Number of Legg Mason
Year First Elected	Funds Overseen and	Principal Occupation(s)
With Fund, and Age	Other Directorships	During the Past Five Years

Tarola, Robert M. Director since 2004 B Age 54	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	Senior Vice President and Chief Financial Officer of W. R. Grace & Co. (specialty chemicals) since 1999.

INTERESTED DIRECTORS:C

Curley, John F., Jr. Chairman and Director since 1999 B Age 65	Chairman and Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	Chairman of the Board of all Legg Mason funds. Formerly: Vice Chairman and Director of Legg Mason, Inc. and Legg Mason Wood Walker, Incorporated (1982-1998); Director of Legg Mason Fund Adviser, Inc. (1982-1998) and Western Asset Management Company (1986-1998) (each a registered investment adviser).

Fetting, Mark R. President since 2001; Director since 2002 Age 50	President and Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios); Trustee of The Royce Family of Funds (consisting of 21 portfolios).	Senior Executive Vice President of Legg Mason, Inc.; Director and/or officer of various Legg Mason affiliates since 2000. Formerly: Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991-2000); Partner, Greenwich Associates; Vice President, T. Rowe Price Group, Inc.

Murphy, Jennifer W. Director since 1999 Age 40	Director of Legg Mason Investment Trust, Inc.	Senior Vice President, Chief Operating Officer, Chief Financial Officer and Director of Legg Mason Funds Management, Inc.; Chief Operating Officer of LMM LLC. Formerly: strategy consultant with Corporate Decisions, Inc. (1992-1995).

EXECUTIVE OFFICERS:D

Karpinski, Marie K. Vice President and Treasurer since 1999 B Age 55	Vice President and Treasurer of all Legg Mason funds (consisting of 23 portfolios).	Vice President and Treasurer of all Legg Mason funds. Vice President and Treasurer of Legg Mason Fund Adviser, Inc.; Treasurer of Western Asset Funds, Inc.; Treasurer and Principal Financial and Accounting Officer of Pacific American Income Shares, Inc., Western Asset Premier Bond Fund, Western Asset/ Claymore U.S. Treasury Inflation Protected Securities Fund, and Western Asset/ Claymore U.S. Treasury Inflation Protected Securities Fund 2.

Merz, Gregory T. Vice President, and Chief Legal Officer since 2003B Age 46	Vice President, and Chief Legal Officer of all Legg Mason funds (consisting of 23 portfolios).	Vice President and Deputy General Counsel of Legg Mason, Inc. since 2003. Formerly: Associate General Counsel, Fidelity Investments (1993-2002); Senior Associate, Debevoise & Plimpton (1985-1993).

Annual Report to Shareholders

Directors and Officers — Continued

Name, Position(s) and	Number of Legg Mason
Year First Elected	Funds Overseen and	Principal Occupation(s)
With Fund, and Age	Other Directorships	During the Past Five Years

Olmert, Amy M. Vice President and Chief Compliance Officer since 2004B Age 41	Vice President and Chief Compliance Officer of all Legg Mason funds (consisting of 23 portfolios).	Senior Vice President of Legg Mason, Inc. since 2004. Chief Compliance Officer of all Legg Mason funds, Western Asset Funds, Inc., Pacific American Income Shares, Inc., Western Asset Premier Bond Fund, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 since 2004. Formerly: Managing Director, Deutsche Asset Management (1997-2004).

ADDITIONAL INFORMATION ABOUT THE CORPORATION’S DIRECTORS

AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL
INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY
CALLING 1-800-822-5544 OR ON THE
SECURITIES AND EXCHANGE COMMISSION WEBSITE
(http://www.sec.gov).

A	Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Directors Committee (chair: Arnold Lehman).

B	Directors of the Corporation serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Corporation are elected annually to serve until their successors are elected and qualified.

C	Mr. Curley and Mr. Fetting are considered to be interested persons (as defined in the 1940 Act) of the Corporation by virtue of being both employees of Legg Mason Wood Walker, Incorporated, the principal underwriter of the Corporation, and as owners of common stock of Legg Mason, Inc.

D	Officers of the Corporation are interested persons (as defined in the 1940 Act).

Notes

Notes

Notes

Fund Information

Investment Adviser

LMM, LLC Baltimore, MD

Board of Directors

John F. Curley, Jr., Chairman
Mark R. Fetting, President
Dr. Ruby P. Hearn
Arnold L. Lehman
Robin J.W. Masters
Dr. Jill E. McGovern
Arthur S. Mehlman
Jennifer W. Murphy
G. Peter O’Brien
S. Ford Rowan
Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Treasurer
Gregory T. Merz, Vice President and Chief Legal Officer
Amy M. Olmert, Vice President and Chief Compliance Officer
Richard M. Wachterman, Secretary
Wm. Shane Hughes, Assistant Treasurer
Jennifer P. Streaks, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services Braintree, MA

Custodian

State Street Bank & Trust Company Boston, MA

Counsel

Kirkpatrick & Lockhart LLP Washington, DC

Independent Registered Public Accounting Firm

Ernst & Young LLP Philadelphia, PA

About the Legg Mason Funds

Equity Funds
American Leading Companies Trust
Classic Valuation Fund
Growth Trust
Special Investment Trust
U.S. Small-Capitalization Value Trust
Value Trust
Specialty Funds
Balanced Trust
Financial Services Fund
Opportunity Trust
Global Funds
Emerging Markets Trust
Global Income Trust
International Equity Trust
Taxable Bond Funds
Core Bond Fund
High Yield Portfolio
Investment Grade Income Portfolio
Limited Duration Bond Portfolio
Tax-Free Bond Funds
Maryland Tax-Free Income Trust
Pennsylvania Tax-Free Income Trust
Tax-Free Intermediate-Term Income Trust
Money Market Funds
Cash Reserve Trust
Tax Exempt Trust
U.S. Government Money Market Portfolio	Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Fund’s website at www.leggmasonfunds.com/aboutlmf.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

For more information about the differences between the fund share classes included in this report, contact a Legg Mason Financial Advisor.

This report is not to be distributed unless preceded or accompanied by a prospectus.

Legg Mason Funds For Primary Class Shareholders 800-822-5544 www.leggmasonfunds.com	Legg Mason Institutional Funds For FI and I Class Shareholders 888-425-6432 www.lminstitutionalfunds.com

Legg Mason Wood Walker, Incorporated

P.O. Box 1476, Baltimore, MD 21203-1476
410-539-0000

LMF-088

Item 2 —	Code of Ethics Applicable to Registrant’s Principal Executive Officer and Principal Financial Officer

(a)	Legg Mason Investment Trust, Inc. (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Form N-CSR that applies to the Registrant’s President and Treasurer, which is designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

•	Compliance with applicable governmental laws, rules and regulations;

•	Prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

•	Accountability for adherence to the Code of Ethics.

(c)	On August 12, 2004, the Registrant’s Code of Ethics for Principal Executive and Financial Officers was amended. The amended Code is set forth as an exhibit to this filing. A brief description of the amendment is set forth below:

•	The fifth bullet point of Section IV has been revised to clarify that it applies to employment positions.

•	The sixth bullet point of Section IV has been revised to require that Covered Persons report any employment positions they (or a member of their immediate family) hold with a service provider to a fund.

•	Footnote one to the third bullet in Section II has been added. That third bullet of Section II states that a Covered Officer should confer with the Chief Legal Officer if the Covered Officer will serve as director of any public company. There is an exception to the requirement to confer with the Chief Legal Officer if the directorship is of the Legg Mason Funds or their investment advisers or any affiliated person thereof. Footnote one clarifies that the exception does not apply to a company that is affiliated with a fund because the fund owns 5% of the company’s stock, or because the company owns more than 5% of the fund’s stock and the company is not part of the Legg Mason complex.

(d)	The Registrant has not granted a waiver, including an implicit waiver, from a provision of the code of ethics to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions during the period covered by this report.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is attached as exhibit 12(a)(1) to this Form N-CSR.

Item 3 — Audit Committee Financial Expert

The directors of the Registrant determined that its board has at least one audit committee financial expert serving on its Audit Committee.

Mr. Arthur S. Mehlman is the Audit Committee financial expert. He is “independent.”

Item 4 — Principal Accountant Fees and Services

(a)	Audit Fees

Fiscal Year Ended December 31, 2003 - $34,900 Fiscal Year Ended December 31, 2004 - $32,000

(b)	Audit-Related Fees

There were no additional fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item (a) above.

Ernst & Young LLP did not bill fees for assurance and related services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	Tax Fees

Fiscal Year Ended December 31, 2003 - $5,100 Fiscal Year Ended December 31, 2004 - $5,775

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

Ernst & Young LLP did not bill fees for tax services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant by Ernst & Young LLP during either of the last two fiscal years in addition to those disclosed in items (a) through (c) above.

Ernst & Young LLP did not bill fees for services not included in Items 4(a) through (c) above that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)	(1) The Audit Committee’s policy is delegation to its Chairperson of the authority to pre-approve items for which a decision may be desired prior to the next meeting of the Committee. Such pre-approvals are reported at the next quarterly meeting of the Audit Committee.

(2) There were no services provided to the Registrant that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Ernst & Young LLP did not bill fees for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	The percentage of hours expended by the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees was zero.

(g)	Non-Audit Fees

Fiscal Year Ended December 31, 2003 - $800 Fiscal Year Ended December 31, 2004 - $27,229

(h)	The members of the Registrant’s Audit Committee have considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant’s independence.

Item 5 — Audit Committee of Listed Registrants

     The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6 — Schedule of Investments

     The schedule of investments in securities of unaffiliated issuers is included in the annual report.

Item 7 —	Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies

     The Registrant is not a closed-end management investment company.

Item 8 — Portfolio Managers of Closed-End Management Investment Companies

     The Registrant is not a closed-end management investment company.

Item 9 —	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

The Registrant is not a closed-end management investment company.

Item 10 — Submission of Matters to a Vote of Security Holders

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Secretary at 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn: Fund Secretary .

Item 11 — Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rule and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 — Exhibits

(a)	File the exhibits listed below as part of this Form.

(a)(1)	The Registrant’s code of ethics applicable to registrant’s principal executive officer and principal financial officer is attached hereto.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	The Registrant is not a closed-end management investment company.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Investment Trust, Inc.

By: /s/ Mark R. Fetting

Mark R. Fetting
President
Legg Mason Investment Trust, Inc.

Date: February 25, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Mark R. Fetting

Mark R. Fetting President Legg Mason Investment Trust, Inc.

Date: February 25, 2005

By: /s/ Marie K. Karpinski

Marie K. Karpinski Vice President and Treasurer Legg Mason Investment Trust, Inc.

Date: February 25, 2005